UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2012

AUTOZONE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	1-10714	62-1482048
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street Memphis, Tennessee	38103
(Address of Principal Executive Offices)	(Zip Code)

(901) 495-6500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On April 24, 2012, AutoZone, Inc. (the “Company”) completed the sale of $500 million aggregate principal amount of its 3.700% Notes due 2022 (the “Notes”). The Notes bear interest at a fixed rate equal to 3.700% per year, payable semi-annually.

The Notes were issued pursuant to an Indenture dated as of August 8, 2003 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor in interest to Bank One Trust Company, N.A., as trustee, and were offered and sold pursuant to the Company’s shelf registration statement filed with the Securities and Exchange Commission (the “Commission”) on April 17, 2012, on Form S-3 (File No. 333-180768), as supplemented by a prospectus supplement dated April 17, 2012, filed with the Commission on April 18, 2012. Pursuant to the Indenture, the Company entered into an Officers’ Certificate dated April 24, 2012 (the “Officers’ Certificate”) setting forth the terms of the Notes.

The Company will pay interest on the Notes on April 15 and October 15 each year, beginning October 15, 2012. The Notes will mature on April 15, 2022. The Notes will be senior unsecured debt obligations of the Company and will rank equally with the Company’s other senior unsecured liabilities and senior to any future subordinated indebtedness of the Company. The Notes are subject to customary covenants restricting the Company’s ability, subject to certain exceptions, to incur debt secured by liens, to enter into sale and leaseback transactions or to merge or consolidate with another entity or sell substantially all of its assets to another person. The Indenture provides for customary events of default and further provides that the trustee or the holders of 25% in aggregate principal amount of the outstanding series of Notes may declare such Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The Company may redeem the Notes at the Company’s option, at any time in whole or from time to time in part, on not less than 30 nor more than 60 days’ notice, at the redemption prices described in the Officer’s Certificate. If a change of control, as defined in the Officers’ Certificate, occurs, unless the Company has exercised its option to redeem the Notes, holders of the Notes may require the Company to repurchase the Notes at the prices described in the Officers’ Certificate.

The above description of the Officers’ Certificate and the Notes is qualified in its entirety by reference to the Officers’ Certificate pursuant to the Indenture setting forth the terms of the Notes, and the form of Note, each of which are attached hereto as Exhibits 4.1 and 4.2, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description
4.1	Officers’ Certificate for the Notes, pursuant to Section 3.2 of the Indenture, dated April 24, 2012, setting forth the terms of the Notes.

4.2	Form of 3.700% Note due 2022.

5.1	Opinion of Bass, Berry & Sims PLC

5.2	Opinion of Brownstein Hyatt Farber Schreck, LLP

23.2	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.1)

23.3	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 24, 2012	AUTOZONE, INC.

	By:	/s/ Harry L. Goldsmith
	Name:	Harry L. Goldsmith
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	Officers’ Certificate for the Notes, pursuant to Section 3.2 of the Indenture, dated April 24, 2012, setting forth the terms of the Notes.

4.2	Form of 3.700% Note due 2022.

5.1	Opinion of Bass, Berry & Sims PLC

5.2	Opinion of Brownstein Hyatt Farber Schreck, LLP

23.2	Consent of Bass, Berry & Sims PLC (included in Exhibit 5.1)

23.3	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.2)